GUARANTY AGREEMENT

         This Guaranty Agreement ("Guaranty") is made effective as of March 19, 1999 by ILX Resorts Incorporated, an Arizona corporation ("Guarantor") in favor of Resort Funding, Inc. a Delaware corporation, its successors and assigns ("Buyer").

                                    Recitals:

         A. Buyer and Premiere Development Incorporated, an Arizona corporation ("Seller"), with offices at 2111 East Highland, Suite 210, Phoenix, Arizona
85016, have entered into a Contract of Sale of Timeshare Receivables with Recourse ("Agreement") dated March 19, 1999.

         B. Buyer has agreed to enter into the Agreement on the inducement and representation that Guarantor would guaranty Seller's obligations to Buyer under the Agreement and that Buyer would guaranty Seller's obligations to Buyer arising in connection with the Agreement, and Guarantor acknowledges that Buyer would not enter into the Agreement without receiving this Guaranty.

         C. Capitalized terms in this Guaranty and not otherwise defined have the meanings in the Agreement.

         In consideration of, and in order to induce Buyer to enter into the Agreement, Guarantor agrees as follows:

         1.  RECITALS.   The  above  recitals  are  true  and  correct  and  are
incorporated in this Guaranty by this reference.

         2. GUARANTY OF PERFORMANCE. Guarantor absolutely and unconditionally guaranties the full, complete, and punctual performance by Seller, Los
Abrigados, Club, and each Component Site Developer of all of the Obligations, terms, and conditions in the Agreement, including without limitation, the payment of all sums at any time owed by Seller as and when the same shall become due and payable according to the Agreement, and all losses, costs, expenses, and reasonable attorneys' fees incurred by reason of the occurrence of an Event of Default. If Seller, Los Abrigados, Club, or any Component Site Developer fails to perform any Obligation when required under the Agreement, in each instance Guarantor immediately shall take such action to cause compliance with the Agreement, or remedy an Event of Default, including, without limitation, to make all payments as and when due and payable.

         This Guaranty is a continuing guaranty and shall apply to all Obligations heretofore, contemporaneously, or hereafter existing, and this Guaranty will not be discharged except by complete performance of the Obligations. Guarantor's obligation applies irrespective of: (a) the absence of any attempt to collect from Seller, Los Abrigados, Club, or any Component Site Developer or any other guarantor; (b) whether any other action has been instituted or taken to enforce the same; (c) the waiver or consent by Buyer with respect to any provisions of the Agreement, Purchase Documents, Project Documents or Related Documents (collectively, "Documents"); (d) the validity or enforceability of the Guaranty against one or more of any of the other guarantors; (e) the validity or enforceability of the Documents; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         3. WAIVER. Guarantor waives and relinquish all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies, including without limitation, (a) any right to require Boyer to proceed against Seller, Los Abrigados, Club, any Component Site Developer, or any other person, or to proceed against or exhaust any security held by Buyer at any time, or to pursue any other remedy in Buyer's power before proceeding against Guarantor; (b) any defense that may arise by
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reason of the incapacity,  lack of authority,  death, or disability of any other person or persons, or the failure of Buyer to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other person or persons; (c) diligence, presentment, demand, protest, and notice of any kind, including, without limitation, notice of the existence, creation, or incurring of any new or additional indebtedness or obligation, or of any action or non-action on the part of Seller, Buyer, any endorser or creditor of Seller or Guarantor, Los Abrigados, Club, any Component Site Developer or on the part of any other person whomsoever under this or any other instrument in connection with any Obligation; (d) any defense based on an election of remedies by Buyer, which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Seller, Los Abrigados, Club, or any Component Site Developer for reimbursement, or both; (e) any duty on the put of Buyer to disclose to Guarantor any facts Buyer may now or hereafter known about Seller, Los Abrigados, Club, or any Component Site Developer regardless of whether Buyer has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of Seller, and of all circumstances bearing on the risk of non-performance of any of the Obligations; and (f) any defense arising because of Buyer's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code.

         4. WAIVER OF SUBROGATION. Until all Obligations have fully been performed and all of Guarantor's obligations under this Guaranty have been satisfied: (a) Guarantor shall have no equitable right of reimbursement or subrogation against Seller, Los Abrigados, Club, and each Component Site Developer by reason of any payments or acts of Guarantor under this Guaranty;
(b) Guarantor waives any right to enforce any remedy which Buyer now has or may hereafter have against Seller, Los Abrigados, Club, and each Component Site
Developer and further waives any right or remedy which Guarantor now or hereafter may have against Seller, Los Abrigados, Club, and each Component Site Developer by reason of any payments or acts of Guarantor under this Guaranty; and (c) Guarantor waives any benefit of, and any right to participate in, any security now or hereafter held by Buyer.

         5. BANKRUPTCY. So long as any Obligations shall be outstanding, Guarantor shall not, without the prior written consent of Buyer, commence, or join with any other person in commencing, any bankruptcy, reorganization, or insolvency proceeding against Seller, Los Abrigados, Club, and each Component Site Developer. The obligations of Guarantor under this Guaranty shall not be altered, limited, or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation, or arrangement of Seller, Los Abrigados, Club, and each Component Site Developer or by any defense which Seller, Los Abrigados, Club, and each Component Site Developer may have by reason of any order, decree, or decision of any court or administrative body resulting from any such proceeding. This Guaranty and any security for this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any performance of any Obligation (including, without limitation, the payment of any indebtedness of Seller, Los Abrigados, Club, and each Component Site Developer) is rescinded or must otherwise be returned by the Buyer or any other person on the bankruptcy, insolvency, or reorganization of the Seller, Los Abrigados, Club, each Component Site Developer, any other guarantor or otherwise, all as though such performance had not occurred.

         6. CLAIMS IN BANKRUPTCY. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law all claims which Guarantor may have against Seller, Los Abrigados, Club, and each Component Site Developer relating to any indebtedness of Seller, Los Abrigados, Club, and each Component Site Developer to Guarantor and will assign to Buyer all rights of Guarantor thereunder. If Guarantor does not file any such claim, Buyer, as attorney-in-fact for Guarantor, is authorized to do so in the name of Guarantor or, in Buyer's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Buyer's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked.
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Buyer or its  nominee  shall  have the sole  right to accept or reject  any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy, or otherwise, the person or persons authorized to pay such claim shall pay to Buyer the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor assigns to Buyer all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled; provided, however, that Guarantor's obligations under this Guaranty shall not be satisfied except to the extent that Buyer receives cash by reason of any such payment or distribution. If Buyer receives anything under the Agreement other than cash, the same shall be held as collateral for amounts due under this Guaranty.

         7. INTEREST AND COSTS. If Seller or Guarantor fails to pay all or any portion of any sums due Buyer by Seller under the Agreement ("Indebtedness"), on demand by Buyer, the amount of such Indebtedness shall thereafter bear interest at the Default Purchase Rate. Guarantor also shall pay Buyer's reasonable attorneys' fees and all costs and other expenses which Buyer expends or incurs in collecting or compromising any such Indebtedness or in enforcing this Guaranty against Guarantor, whether or not suit is filed, including, without limitation, all such fees, costs, and expenses incurred in connection with any insolvency, bankruptcy, reorganization, arrangement, or other similar proceedings involving Guarantor which in any way affect the exercise by Buyer or its rights and remedies under this Guaranty. Guarantor's obligation and liability for all such interest, fees, costs, and expenses shall not be limited by, and Guarantor shall pay to Buyer all such interest, fees, costs, and expenses notwithstanding, any agreed limit on the amount of Guarantor's liability or obligations under this Guaranty.

         8. CUMULATIVE RIGHTS. The amount of Guarantor's liability and all rights, powers, and remedies of Buyer under this Guaranty and under any other agreement now or at any time hereafter in force between Buyer and Guarantor, shall be cumulative and not alternative and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Buyer by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantor of any indebtedness of Seller to Buyer.

         9. INDEPENDENT OBLIGATIONS. The obligations of Guarantor under this Guaranty are independent of the obligations of Seller, Los Abrigados, Club, and each Component Site Developer, and, in the event of any default under this Guaranty, a separate action or actions may be brought and prosecuted against Guarantor whether or not Seller, Los Abrigados, Club, and each Component Site Developer are joined therein or a separate action or actions are brought against Seller, Los Abrigados, Club, or any Component Site Developer. Buyer may maintain successive actions for other defaults. Buyer's rights under this Guaranty shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all Obligations fully have been performed.

         10. SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of the prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         11. SUCCESSORS AND ASSIGNS. This Guaranty shall inure to the benefit of Buyer, its successors and assigns, and shall bind the heirs, executors, administrators, personal representatives, successors, and assigns of Guarantor. This Guaranty may be assigned by Buyer with respect to all or any portion of the Obligations guarantied by this Guaranty, and when so assigned Guarantor shall be liable to the assignees under this Guaranty without in any manner affecting the liability or obligations of Guarantor under this Guaranty.

         12. NOTICES. All notices and other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served or sent by reputable overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b)
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if by reputable  overnight courier,  on the first business day after delivery to the courier; or (c) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid. Notices shall be sent to the parties at the following addresses:

         (a)      To Guarantor:

                  ILX Resorts Incorporated
                  2111 East Highland, Suite 210
                  Phoenix, AZ 95016

         (b)      To Buyer:

                  Resort Funding, Inc.
                  Two Clinton Square
                  Syracuse, NY 13202
                  Attn: Lisa M. Henson, Vice President

                  with copies to:

                  Resort Funding, Inc.
                  Two Clinton Square
                  Syracuse, NY 13202
                  Attn: Eric C. Cotton, General Counsel

         13. CERTAIN RIGHTS OF BUYER. With or without notice to Guarantor, Buyer, in Buyer's sole discretion and at any time and from time to time and in such manner and on such terms as Buyer deems fit, may (a) renew, extend, accelerate, or otherwise change the time for performance of, or otherwise change the terms of the Obligations or any part thereof; (b) accept partial performance of the Obligations; (c) take and hold security for the performance under this Guaranty or of the Obligations and exchange, enforce, waive, and release any such security; (d) apply such security and direct the order or manner of sale thereof as Buyer in its discretion may determine; and (e) settle, release, compromise, collect, or otherwise liquidate any Obligation or any security therefor in any manner, without affecting or impairing the obligations of Guarantor under this Guaranty.

         14. FINANCIAL STATEMENTS. Guarantor hereby represents and warrants that all financial statements of Guarantor delivered to Buyer shall be complete and correct and present fairly the financial condition of Guarantor as of the date thereof, and the results of operations for the periods covered by such financial statements, in accordance with generally accepted accounting principles (or such other method of preparation approved by Buyer in writing) consistently applied; and shall disclose all liabilities of Guarantor that we required to be reflected or reserved against under the accounting method used, whether liquidated or unliquidated, fixed or contingent; and since the respective dates of such financial statements, there shall have been no material adverse change in the
financial  condition,   operations,   properties,  or  prospects  of  Guarantor.
Guarantor shall have filed all tax returns required to be filed by Guarantor, and shall have paid all taxes due pursuant to such returns or in respect of any of its properties (except for any such taxes which are being actively contested in good faith by appropriate proceedings), and to the best knowledge of Guarantor, no basis shall exist for additional assessments which have not been adequately reserved against in the financial statements referred to above or otherwise disclosed in writing to Buyer. All tax returns submitted to Buyer by Guarantor shall be true and correct to the best of the knowledge of Guarantor. Each time a financial statement or tax return is submitted by Guarantor to Buyer, Guarantor shall be deemed to represent and warrant to Buyer that such statement or tax return comply with all the requirements and representations set forth in this paragraph.

         15. MISCELLANEOUS.

         a. LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

         b. ENTIRE AGREEMENT. Except as provided in any other written agreement now or at any time hereafter in force between Buyer and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Buyer with respect to the subject matter of this Guaranty, and no representation, understanding, promise, or condition concerning the subject of this Guaranty shall be binding on Buyer unless expressed in this Guaranty. This Guaranty may be amended, terminated, changed, waived, or discharged only by an instrument in writing signed by Buyer and Guarantor.

         c. JOINT AND SEVERAL OBLIGATIONS. The obligations of all persons signing this Guaranty, if more than one, shall be joint and several.

         d. LANGUAGE. When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. "Person" includes any individual, company, firm, association, partnership, corporation, trust, or other legal entity of any kind whatsoever.

         e. NO WAIVER. No provision of this Guaranty can be waived in whole or in part, nor can Guarantor be released from Guarantor's obligations under this Guaranty except by a writing duly executed by an authorized officer of Buyer.

         f. AUTHORITY. Buyer need not inquire into the power of Seller or the authority of its officers or agents acting or purporting to act on its behalf.

         g. HEADINGS. Headings are for convenience only and shall have no effect on the construction or interpretation of this Guaranty.

         h. OTHER GUARANTIES. This Guaranty is in addition to, independent of, and does not supersede, affect, or diminish in any way any other guaranty or guaranties given by Guarantor to Buyer.

         i. JURISDICTION, VENUE, AND APPOINTMENT OF REGISTERED AGENT. ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY, OR OTHERWISE IN CONNECTION WITH OUT OF, RELATED TO, OR FROM THIS GUARANTY SHALL BE LITIGATED, AT BUYER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF ONONDAGA, STATE Of NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF NEW YORK. GUARANTOR CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. GUARANTOR WAIVES ANY RIGHT GUARANTOR MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY BUYER ON THE DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

         i. WAIVER OF JURY TRIAL. GUARANTOR, AND BUYER BY ITS ACCEPTANCE OF THIS GUARANTY, WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR AND BY BUYER, AND GUARANTOR ACKNOWLEDGES THAT NEITHER BUYER NOR ANY PERSON ACTING ON BEHALF OF BUYER HAS
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MADE ANY  REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS
TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR AND BUYER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP AND THAT GUARANTOR AND BUYER ALREADY HAVE RELIED ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND BUYER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN CONNECTION WITH THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

Executed as of the date first above written.

                                   "Guarantor"

                                   ILX Resorts Incorporated

                                   By: /s/ Joseph P. Martori
                                      ---------------------------
                                   Title: Chairman
                                         ------------------------